UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒        Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

WYNN RESORTS, LIMITED

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(a)(I) and 0-11.

Your Vote Counts! WYNN RESORTS, LIMITED 2025 Annual Meeting Vote by April 29, 2025 11:59 PM ET WYNN RESORTS, LIMITED ATTN: CORPORATE SECRETARY 3131 LAS VEGAS BLVD. SOUTH LAS VEGAS, NV 89109 V65464-P26881 You invested in WYNN RESORTS, LIMITED and its time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on April 30, 2025. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the materials(s) by requesting prior to April 16, 2025. If you would like to request a copy of the materials(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterials@proxyvote. com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* April 30, 2025 8:00 AM ET Virtually at: www.virtualshareholdermeeting.com/WYNN2025 *Please check the meeting materialss for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. To elect three Class II directors to serve until the 2028 Annual Meeting of Shareholders Nominees: 1a. Craig S. Billings 1b. Anthony M. Sanfilippo 1c. Winifred M. Webb 2. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025. 3. To approve, on a non-binding advisory basis, the compensation of our named executive officers as described in the Proxy Statement. 4. To consider and vote on a shareholder proposal requesting that the Board of Directors commission and disclose a report on the potential cost savings through the adoption of a smokefree policy for the Companys properties. NOTE: The undersigned also authorizes the named proxies to vote in their discretion upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. For For For For For For Pr V65465-P26881 Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click Delivery Settings.